                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration File No. 333-70468.



                                    /s/ ARTHUR ANDERSEN LLP









Philadelphia, Pennsylvania
December 22, 2001